UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07471

Matthew 25 Fund

(Exact name of registrant as specified in charter)

715 Twining Road

Suite 212

Dresher, PA  19025

 (Address of principal executive offices) (Zip code)

Mark Mulholland

715 Twining Road

Suite 212

Dresher, PA  19025

(Name and address of agent for service)

Registrant's telephone number, including area code: (215) 884-4458

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Matthew 25 Fund

SEMI-ANNUAL REPORT

JUNE 30, 2019

(UNAUDITED)

Matthew 25 Fund

1-888-M25-FUND

Fund Symbol: MXXVX

Website: www.matthew25fund.com

Beginning January 1, 2021, the Fund intends to meet its shareholder report delivery obligations by posting annual and semi-annual shareholder reports to the Fund's website, www.matthew25fund.com. Shareholders who wish to continue to receive paper copies of a Fund's annual and semi-annual shareholder reports should contact the Fund at 1-888-M25-FUND.

This report is provided for the general information of Matthew 25 Fund shareholders.  It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund. Please read it carefully before you invest.

MATTHEW 25 FUND

MANAGER’S COMMENTARY

JUNE 30, 2019 (UNAUDITED)

Dear Matthew 25 Fund Shareholders,

Our Matthew 25 Fund gained 29.91% for the first six months of 2019.  We have completed twenty-three and one-half years in business.  Over this period, a $10,000 investment in our Fund at the start of 1996 grew to $120,819.49 during our Fund’s 23.5 years as a public investment company.  This was an 11.19% average annual compounded return after all expenses and fees.  During this same time period, the S&P 500 Index grew to $74,783.54.  This S&P 500 Index return would have been lower after deducting any expenses and fees occurring within the selected index fund.

The following table shows our portfolio holdings for the first six months followed by the price changes for each:

Portfolio Throughout 6/30/19	Ticker	Beginning Value	Ending Value	% Change
Fannie Mae preferred	FNMAH	$5.54	$10.90	96.75%
Facebook, Inc.	FB	$131.09	$193.00	47.23%
MasterCard Inc.	MA	$188.65	$264.53	40.22%
KKR & Co. Inc.	KKR	$19.63	$25.27	28.73%
Cummins Inc.	CMI	$133.64	$171.34	28.21%
Kansas City Southern	KSU	$95.45	$121.82	27.63%
Apple, Inc.	AAPL	$157.74	$197.92	25.47%
Goldman Sachs Group, Inc.	GS	$167.05	$204.60	22.48%
Brighthouse Financial, Inc.	BHF	$30.48	$36.69	20.37%
Federal Agricultural Mortgage Corp.	AGM	$60.44	$72.66	20.22%
Polaris Industries, Inc.	PII	$76.88	$91.23	18.67%
Customers Bancorp, Inc.	CUBI	$18.20	$21.00	15.38%
JP Morgan Chase & Co.	JPM	$97.62	$111.80	14.53%
Federal Agricultural Mortgage Corp.	AGM.A	$56.99	$63.80	11.95%
Brandywine Realty Trust	BDN	$12.87	$14.32	11.27%
Toll Brothers Inc.	TOL	$32.93	$36.62	11.21%
Berkshire Hathaway Inc. Class A	BRK/A	$306,000.00	$318,350.00	4.04%
FedEx Corporation	FDX	$161.33	$164.19	1.77%
Range Resources Corporation	RRC	$9.57	$6.98	-27.06%

I did not fully sell or start any new positions this year. I have found some attractive investments in my search and research, but I find that most of our current holdings still offer very attractive potential returns over the next few years.  The only stock that I feel is fully priced compared to its intrinsic value is MasterCard, and I have reduced this exceptional company to 2.08% of our portfolio.

Even after my 36 years in the investment business and 33 years of personal investing, I am still amazed how much stocks can swing in prices.  Our Mathew 25 Fund was down 19.47% last year.  We had a positive return by September of last year;   therefore, most of the decline came in the 4th quarter.  The macroeconomic environment did not change drastically, except for the Federal Reserve’s sentiment change about raising interest rates, and yet in the first half of this year we gained nearly 30%.  This is before the Fed had actually made any rate cuts.

MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

JUNE 30, 2019 (UNAUDITED)

The only thing I have found consistent about market volatility is that it is constant.  However, being constant does not mean that it is predictable.  If I ever give short-term stock market forecasts, please forgive my lapse of judgement and definitely ignore me.  What I promise to do both professionally and personally is to take advantage of volatility as well as I can afford to do.  Professionally, I generally buy on weakness within our Matthew 25 Fund’s portfolio and will add to an investment if it has declined in price and has diverged further from its intrinsic value.  Personally, I do the same with my family’s holdings of our Matthew 25 Fund.  Since I am still in the saving and investing stage of life, I try to make my personal purchases of our fund on days it has declined in price.  You can do so as well by monitoring the S&P 500 Index and investing on down days.  I will provide hypothetical examples from this recent downturn and rally based on real data.

The period from September 30, 2018 to June 30, 2019 covered 9 months or 187 trading days.  If a long-term investor, I will call “Steady,” had $10,000.00 invested in our Matthew 25 Fund on September 30th, then Steady would have declined in the first three months to $8,235.93 on December 31st. Then in the following six months, Steady’s account would have appreciated to $10,699.18 by June 30th. This supports my constant claim that volatility, or what is called Beta in Financial Academia, is not a “Risk” to long-term investors since Steady gained 7% in these volatile nine months for a 9.32% annualized rate of return.

Now let us look at another investor, I’ll call “Ready,” because Ready is mentally willing and financially able to take advantage of the stock market’s volatility.  Ready had $10,000.00 invested in our fund on September 30, 2018 as well, but also invested $100.00 on days the stock market declined 1% or more. This occurred on 23 days out of the 187 days.  Thus Ready’s total investment was $12,300.00 in this time frame and it was worth $13,407.11 on June 30th.  This is a nine month return of 9% or a 12% annualized return for Ready versus the 7% and 9.32% for Steady.

This system is easy to do operationally.  During the day you can check on the market by TV, radio or the internet before 4:00 PM EST, and if the stock market is down by 1% then invest. If you are a direct shareholder you can call our toll free number 1-888-M25-Fund to make your purchase and then mail a check the next day or set up for transfer withdrawals from your bank account.  (If your shares are with a brokerage firm you need to follow their format.)  This takes some effort, but increasing your rate of return by 2% over nine months, or 2.68% annualized, is so valuable in the long-term.  The additional return from 12% versus 9.32% on a $100,000.00 investment over 25 years means having $1,700,006.44 instead of $927,877.35 or 83.21% more money.

This simple system seems logical, profitable and not operationally difficult, but for most people it will be mentally difficult.  Because in the midst of a decline it is very easy to question the process.  No one operates in a bubble.  The news, friends, family members, strangers, even your inner voice may tell you to stop or wait until later.  However, I will try to help you work through this mental struggle.

MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

JUNE 30, 2019 (UNAUDITED)

First, remember this Wall Street proverb:

“Nobody rings a bell at the top or the bottom of a market”

Therefore, do not stress yourself by trying to time your purchase(s) to hit the stock market’s bottom. No one will know the market’s bottom until it has passed. You just need to benefit from the decline and not have to pick the bottom just like the Ready investor.

The second concern of investors is that the current decline may keep on declining.  Look at this data below originally from AAII Journal October 2017 and then updated by my research:

S&P 500 Index Price Declines (December 1945 to June 2019)
Type of Decline	Number
Pullback (5.0% to 9.9%)	58
Correction (10% to 19.9%)	22
Bear Market (>20%)	13
These 3 are included in the 13 Bear Markets.
"Mega-Meltdown" Bear (>40%)	3

Thus, in the past 74 years there have been 93 different market declines of 5% or more.  What has happened 93 out of 93 times? The market came back to the previous peaks and actually went on to higher prices.  Yes, investing in stocks is risk investing and investing in declining markets feels even more risky.  Yet, in the 93 past stock market declines, 100% of the time the stock market eventually rallies and moves on to higher price levels! Seems to be very good betting odds to me!  I included the 3 Mega-Meltdown Bear Markets because 2 of the 3 occurred since the year 2000 so that many of you experienced both of these and have financially and mentally survived.

To be a Steady or Ready investor, you need to have a stock or a mutual fund you believe in.  I hope it is the Matthew 25 Fund.  If not, find the investment that is right for you. This will help you be a long-term investor and hopefully benefit from the inevitable volatility in the liquid ownership of businesses that we call the stock market.

In this letter, I have not described each holding in our portfolio since it has not changed much since our December 31, 2018 Shareholder’s Letter where I provided my future valuations on our holdings.  The only two updates are that I have reduced our holding of Brighthouse Financial because there is a pending change to its book value due to an accounting change of its variable annuities in 2020, and I was reducing our holdings of the Fannie Mae preferred stocks that I have since halted.  This is because there is some evidence that its government regulators may propose a swap of common stock for preferred stock that may increase the return potential above the preferred stock’s par value.  So we are on hold until more details are released by Fannie Mae’s U.S. Government regulators.

MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

JUNE 30, 2019 (UNAUDITED)

As always, thank you for choosing our Matthew 25 Fund as one of your investment choices.  Hopefully, it will be one of your investments of choice for the long-term.  The investment system that I proposed in this letter is to show you how to use volatility in order to increase your investment returns over time.  It changes the stock market pains into investment gains.  I can personally attest that as a Ready Investor it takes some of the suffering away from the inevitable market declines.  I promise to continue searching and researching for the best risk/reward investments for our Matthew 25 Fund. It is an honor to work for you and to invest side by side with you.

Good fortune,

 Mark Mulholland

Except for any historical information, the matters discussed in this letter contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve risks and uncertainties, including activities, events or developments that the Advisor expects, believes or anticipates will or may occur in the future. A number of factors could cause actual results to differ from those indicated in the forward-looking statements.  Such statements are subject to a number of assumptions, risks and uncertainties. Readers are cautioned that such statements are not guarantees of future performance and actual results may differ materially from those set forth in the forward-looking statements. The Advisor undertakes no obligation to publicly update or revise forward-looking statements whether as a result of new information or otherwise.

MATTHEW 25 FUND

PERFORMANCE ILLUSTRATION

JUNE 30, 2019 (UNAUDITED)

 Cumulative Performance Comparison of $10,000 Investment Since December 31, 1995

Average Annual Total Returns
For the Periods Ended June 30, 2019

	Matthew 25 Fund	S&P 500 Index
1 Year	9.14%	10.42%
3 Year	17.25%	14.22%
5 Year	8.05%	10.72%
10 Year	18.38%	14.70%
12/31/1995 - 6/30/2019	11.19%	8.92%

The graph above represents the changes in value for an initial $10,000 investment in the Matthew 25 Fund from 12/31/95 to 6/30/2019.  These changes are then compared to a $10,000 investment in the Standard & Poor’s 500 Index (“S&P 500”). The Fund's returns include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

The S&P 500 is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

MATTHEW 25 FUND

TOP TEN HOLDINGS & ASSET ALLOCATION

JUNE 30, 2019 (UNAUDITED)

Top Ten Holdings	(% of Net Assets)

Fannie Mae (a)	21.10%
Goldman Sachs Group, Inc.	10.30%
Apple, Inc.	6.78%
KKR & Co., Inc. Class A	6.42%
FedEx Corp.	6.37%
Brandywine Realty Trust	6.09%
Polaris Industries, Inc.	5.60%
JP Morgan Chase & Co.	5.58%
Kansas City Southern	5.39%
Facebook, Inc. Class A	5.29%
78.92%

(a) Includes the total of Fannie Mae preferred stocks.

Asset Allocation	(% of Net Assets)

Air Courier Services	6.37%
Business Services	2.08%
Crude Petroleum & Natural Gas	1.96%
Electronic Computers	6.78%
Engines & Turbines	0.61%
Federal & Federally - Sponsored Credit Agencies	2.44%
Fire, Marine & Casualty Insurance	4.54%
Investment Advice	6.42%
Life Insurance	1.05%
National Commercial Bank	5.58%
Operative Builders	4.65%
Railroads, Line-Haul Operations	5.39%
Real Estate Investment Trusts	6.09%
Security Brokers, Dealers & Exchanges	10.30%
Services-Computer Programming, Data Processing, Etc.	5.29%
State Commercial Banks	3.04%
Transportation Equipment	5.60%
Preferred Stocks	21.10%
Money Market Fund	0.58%
Other Assets Less Liabilities, Net	0.13%
100.00%

Industries are categorized using Standard Industrial Classification (SIC).

MATTHEW 25 FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2019 (UNAUDITED)

Shares/ Principal Amount		Cost	Value	% of Net Assets

COMMON STOCKS

Air Courier Services
136,000	FedEx Corp.	$12,557,995	$22,329,840	6.37%

Business Services
-	The Depository Trust & Clearing Corp. (Acquisition Dates 08/24/12 - 05/01/2018) (*) (**) (b)	1,131	2,649
27,500	MasterCard, Inc. Class A	544,558	7,274,575
		545,689	7,277,224	2.08%
Crude Petroleum & Natural Gas
985,000	Range Resources Corp.	14,227,707	6,875,300	1.96%

Electronic Computers
120,000	Apple, Inc.	1,903,601	23,750,400	6.78%

Engines & Turbines
12,500	Cummins, Inc.	1,666,983	2,141,750	0.61%

Federal & Federally - Sponsored Credit Agencies
56,000	Federal Agricultural Mortgage Corp. Class C	2,844,532	4,068,960
70,600	Federal Agricultural Mortgage Corp. Class A	4,718,855	4,504,280
		7,563,387	8,573,240	2.44%
Fire, Marine & Casualty Insurance
50	Berkshire Hathaway Class A *	4,452,829	15,917,500	4.54%

Investment Advice
890,000	KKR & Co., Inc. Class A	13,123,947	22,490,300	6.42%

Life Insurance
100,000	Brighthouse Financial, Inc. *	3,968,624	3,669,000	1.05%

National Commercial Bank
175,000	JP Morgan Chase & Co.	6,069,932	19,565,000	5.58%

Operative Builders
445,000	Toll Brothers, Inc.	12,958,873	16,295,900	4.65%

Railroads, Line-Haul Operations
155,000	Kansas City Southern	9,429,842	18,882,100	5.39%

Real Estate Investment Trusts
1,490,000	Brandywine Realty Trust	16,878,494	21,336,800	6.09%

Security Brokers, Dealers & Exchanges
176,500	Goldman Sachs Group, Inc.	21,483,776	36,111,900	10.30%

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2019 (UNAUDITED)

Shares/ Principal Amount		Cost	Value	% of Net Assets

Services-Computer Programming, Data Processing, Etc.
96,000	Facebook, Inc. Class A *	14,240,916	18,528,000	5.29%

State Commercial Banks
507,500	Customers Bancorp, Inc. *	10,638,827	10,657,500	3.04%

Transportation Equipment
215,000	Polaris Industries, Inc.	13,455,791	19,614,450	5.60%

	Total Common Stocks	165,167,213	274,016,204	78.19%

PREFERRED STOCKS

94,500	Fannie Mae - Series E 12/31/49, 5.10% *	651,003	1,937,250
342,076	Fannie Mae - Series F 12/31/49, 0.00% (2-Year CMT - 0.160%) (c) *	3,295,278	7,354,634
375,500	Fannie Mae - Series G 12/31/49, 0.00% (2-Year CMT - 0.180%) (c) *	3,426,081	7,543,795
240,000	Fannie Mae - Series H 12/31/49, 5.81% *	1,773,557	5,100,000
190,900	Fannie Mae - Series I 12/31/49, 5.375% *	1,308,127	4,123,440
392,900	Fannie Mae - Series L 12/31/49, 5.125% *	3,293,326	8,337,338
528,500	Fannie Mae - Series M 12/31/49, 4.75% *	4,279,462	11,627,000
356,500	Fannie Mae - Series N 12/31/49, 5.50% *	2,527,542	7,308,250
211,000	Fannie Mae - Series O 12/31/49, 0.00% (10-Year CMT + 2.375%) (a) (c) *	1,266,525	4,536,500
1,475,750	Fannie Mae - Series P 12/31/49, 0.00% (3-Month LIBOR + 0.750%) (a) (c) *	4,716,390	16,085,675
	Total Preferred Stocks	26,537,291	73,953,882	21.10%

MONEY MARKET FUND
2,044,740	First American Government Obligation Fund Class Z, 2.25% (a)	2,044,740	2,044,740	0.58%

	Total Investments	$193,749,244	$350,014,826	99.87%

	Other Assets Less Liabilities, Net		464,665	0.13%

	Net Assets		$350,479,491	100.00%

* Non-Income producing securities during the period.

** Level 3 Security

(a) Variable rate security; the rate shown represents the yield at June 30, 2019.

(b) Actual shares owned 0.109 shares.

(c) Floating/variable note with current rate and current maturity or next reset date shown.

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2019 (UNAUDITED)

Assets
Investment in securities at market value (cost $193,749,244)	$350,014,826
Receivables:
Securities sold	989,047
Shares sold	21,086
Prepaid expenses	21,760
Dividends & Interest	144,188
Total Assets	351,190,907
Liabilities
Payables:
Securities purchased	256,284
Shares redeemed	100,230
Advisor fees	286,030
Trustee fees	33,750
Accrued expenses	35,122
Total Liabilities	711,416

Net Assets (Equivalent to $29.84 per share based on 11,743,585	$350,479,491
shares of capital stock outstanding, 100,000,000 shares
authorized, $0.01 par value)
Minimum redemption price per share $29.84 x 0.98 = $29.24 (Note 8)

Composition of Net Assets
Shares of common stock	$ 117,436
Additional paid-in capital	178,805,755
Distributable earnings	171,556,300

Net Assets	$350,479,491

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

STATEMENT OF OPERATIONS

For the six months ended June 30, 2019 (UNAUDITED)

Investment Income
Dividends	$ 2,515,496
Interest	13,055
Total Investment Income	2,528,551

Expenses
Management fees	1,668,241
Transfer agent and accounting fees	33,504
Trustees' fees and expenses	24,302
Custodian and bank fees	23,054
Postage and printing	13,632
Registration fees	11,748
Professional fees	11,500
Compliance Officer fees	9,921
Office expenses	8,455
Insurance	7,498
NSCC fees	1,622
NASDAQ fees	425
Miscellaneous	117
Total Expenses	1,814,019

Net Investment Income	714,532

Realized and Unrealized Gain from Investments
Net realized gain from investments	14,576,186
Net change in unrealized Appreciation on investments	68,340,847
Net realized and unrealized gain from investments	82,917,033

Net increase in net assets resulting from operations	$ 83,631,565

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited)
	Six Months
	Ended	Year Ended
	6/30/2019	12/31/2018

Increase (Decrease) in Net Assets From Operations
Net investment income	$ 714,532	$ 1,350,952
Net realized gain from investments and warrants	14,576,186	50,325,742
Capital gain distributions from underlying investments	-	662,720
Unrealized appreciation (depreciation) on investments and warrants	68,340,847	(126,036,619)
Net increase (decrease) in assets resulting from operations	83,631,565	(73,697,205)

Distributions to Shareholders
Distributions	-	(47,697,863)	*
Total distributions	-	(47,697,863)

Capital Share Transactions	(18,161,664)	(16,393,103)

Total Increase (Decrease) in Net Assets	65,469,901	(137,788,171)

Net Assets at Beginning of Period	285,009,590	422,797,761

Net Assets at End of Period	$350,479,491	$285,009,590

* For the year ended December 31, 2018, total distributions consisted of net investment income of $1,351,537, and long term capital gains of $46,346,326.

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period:

	(Unaudited) Six Months Ended 6/30/2019

			Years Ended
			12/31/2018	12/31/2017	12/31/2016	12/31/2015	12/31/2014
Net Asset Value -
Beginning of Period	$ 22.97		$ 34.05	$ 29.39	$ 25.38	$ 31.25	$ 30.44
Net Investment Income (Loss) (1)	0.06		0.12	0.07	0.23	(0.02)	0.16
Net Gains or (Losses) on Investments
(realized and unrealized)	6.81		(6.74)	7.18	6.61	(3.81)	1.49
Total from Investment Operations	6.87		(6.62)	7.25	6.84	(3.83)	1.65

Less Distributions
From net investment income	0.00		(0.13)	(0.07)	(0.28)	0.00	(0.16)
From realized gains	0.00		(4.34)	(2.53)	(2.56)	(2.07)	(0.72)
Total Distributions	0.00		(4.47)	(2.60)	(2.84)	(2.07)	(0.88)

Paid in capital from redemption fees	0.00	(3)	0.01	0.01	0.01	0.03	0.04

Net Asset Value -
End of Period	$ 29.84		$ 22.97	$ 34.05	$ 29.39	$ 25.38	$ 31.25

Total Return (2)	29.91%	(5)	(19.47)%	24.69%	26.92%	(12.19)%	5.59%

Net Assets - End of Period (000's omitted)	$350,479		$ 285,010	$422,798	$392,531	$ 499,630	$879,994

Ratio of Expenses to Average Net Assets	1.09%	(4)	1.10%	1.08%	1.09%	1.06%	1.06%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.43%	(4)	0.36%	0.22%	0.87%	(0.08)%	0.53%

Portfolio Turnover Rate	5.89%	(5)	24.55%	10.87%	10.71%	17.52%	20.77%

(1) Per share net investment income (loss) has been determined on the average number of shares outstanding during the year.

(2) Total return assumes reinvestment of dividends.

(3) Redemption fees resulted in less than $0.01 per share.

(4) Annualized.

(5) Not Annualized.

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2019 (UNAUDITED)

NOTE 1 - Nature of Operations

Matthew 25 Fund, Inc. was incorporated on August 28, 1995 in Pennsylvania and commenced operations on October 16, 1995. On November 2, 2012, a new Pennsylvania business trust was formed as Matthew 25 Fund. On January 1, 2013, Matthew 25 Fund was merged into the new business trust, and all of the attributes and ownership of the Pennsylvania Corporation (formerly Matthew 25 Fund, Inc.) are now part of the business trust known as Matthew 25 Fund (the “Fund”). The Fund is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, and its shares are registered under the Securities Act of 1933. The Fund’s objective is to seek long-term capital appreciation. Income is a secondary objective.

NOTE 2 - Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund. The Fund follows the accounting and reporting guidance of FASB Accounting Standard Codification 946 applicable to investment companies.

Security Valuation

All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all taxable income to its shareholders.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2015-2017) or expected to be taken in the Fund’s 2018 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period ended December 31, 2018, the Fund did not incur any interest or penalties.

Distributions to Shareholders

The Fund intends to distribute to its shareholders substantially all of its net investment income, if any, and net realized capital gains, if any, annually.

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2019 (UNAUDITED)

Cash and cash equivalents

The Fund considers all highly liquid debt instruments having original maturities of three months or less at the date of purchase to be cash equivalents. The Fund may, during the ordinary course of business, maintain account balances with banks in excess of federally insured limits. The Fund has not experienced losses on these accounts, and management believes that the Fund is not exposed to significant risks on such accounts.

Other

The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Warrants

The Fund can invest in warrants of companies of any market capitalization. A warrant gives the Fund the right to buy stock, typically from the issuer. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. Certain warrants permit, without legal obligation, net settlement for stock or cash. The Fund has no obligation to exercise the warrants and buy the stock. See Note 4 for additional information on warrants.

Subsequent Events

Management has evaluated subsequent events through the date the financial statements were issued and has determined no such events requiring disclosure.

NOTE 3 – Securities Valuations

Processes and Structure

The Fund’s Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

The Fund's Board of Trustees has adopted guidelines for Fair Value Pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees. Generally, Fair Value Pricing is used only when market prices are unavailable. As an example, if trading is halted on one of the Fund's portfolio holdings while the market remains open for most other securities, the Advisor may use Fair Value Pricing to value the holding in order to calculate the day's NAV.

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2019 (UNAUDITED)

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the company's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks and preferred stocks). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Exchange or NASDAQ securities that have not recently traded are

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2019 (UNAUDITED)

valued at the last bid price in the securities primary market. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2, or level 3 as applicable.

The following table summarizes the inputs used to value the Fund's assets and liabilities measured at fair value as of June 30, 2019:

	Financial Instruments – Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$274,013,555	$ --	$ 2,649	$274,016,204
Preferred Stocks	73,953,882	--	--	73,953,882
Short-Term Investment	2,044,740	--	--	2,044,740
	$350,012,177	$ --	$ 2,649	$350,014,826

* Industry classifications for these categories are detailed in the Schedule of Investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Level 3
Balance as of 12/31/2018	$2,645
Accrued Accretion/(Amortization)	-
Change in Unrealized Appreciation/(Depreciation)	-
Realized Gain/(Loss)	-
Purchases/Sales	4
Transfers In/(Out) of Level 3	-
Balance as of 6/30/2019	$2,649

The Level 3 valuation technique and significant unobservable inputs used for the Fund’s investment is the valuation of the security based on the latest available market value provided by the Company.

NOTE 4 - Investment Advisory Agreement and Other Related Party Transactions

The Fund has an investment advisory agreement with The Matthew 25 Management Corporation, (“The Advisor”) whereby The Advisor receives a fee of 1% per year on the net assets of the Fund.  All fees are computed on the daily closing net asset value of the Fund and are payable monthly.  The Advisor has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating expenses exceed 2.0% of the first $10,000,000 and 1.5% of the next $20,000,000.

The management fee for the six months ended June 30, 2019, as computed pursuant to the investment advisory agreement, totaled $1,668,241.  The management fee is the only revenue for The Matthew 25 Management Corp., and the Advisor's expenses are paid out of this revenue.

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2019 (UNAUDITED)

Mr. Mark Mulholland is the sole director of The Advisor and is also the President of the Fund. In addition, Mr. Mulholland is a registered representative at Boenning & Scattergood Inc. At Boenning & Scattergood, Mr. Mulholland is the broker of record for 100 non-discretionary brokerage accounts with approximately $92 million in assets. During the previous 5 years ended June 30, 2019, the Fund placed 3 portfolio trades through Boenning and Scattergood, for which Mr. Mulholland received $0 in commission.  Mr. Mulholland does receive commissions when placing trades through Boenning & Scattergood for his Boenning & Scattergood clients.  Additionally, some of Mr. Mulholland’s Boenning & Scattergood clients may buy the same securities that are in the Fund’s portfolio, sometimes on the same day as the Fund.

During the six months ended June 30, 2019, the Fund did not pay brokerage commissions to Boenning & Scattergood Inc.  Boenning & Scattergood Inc. is not otherwise associated with Matthew 25 Fund or The Advisor and is not responsible for any of the investment advice rendered to the Fund by The Advisor or Mr. Mulholland.

The Fund’s Chief Compliance Officer is the sister of an interested Trustee of the Fund.

NOTE 5 - Investments

For the six months ended June 30, 2019, purchases and sales of investment securities other than short-term investments aggregated $19,462,750 and $39,933,078, respectively.

NOTE 6 - Capital Share Transactions

As of June 30, 2019 there were 100,000,000 shares of $0.01 per value capital stock authorized.  The total par value and paid-in capital totaled $178,923,191. Transactions in capital stock were as follows:

	June 30, 2019		December 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	325,209	$ 9,215,588	393,358	$ 12,791,666
Shares reinvested	-	-	1,949,898	44,945,149
Redemption fees	-	9,510	-	77,069
Shares redeemed	(987,075)	(27,386,762)	(2,353,783)	(74,206,987)
Net decrease	(661,866)	$(18,161,664)	(10,527)	$(16,393,103)

NOTE 7 - Redemption Fee

To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are held for 365 days or less.  The redemption fee does not apply to shares purchased through reinvested distributions. For the six months ended June 30, 2019, the Fund received $9,510 in redemption fees that were reclassified to paid-in capital.

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2019 (UNAUDITED)

NOTE 8 – Tax Matters

As of June 30, 2019, the tax basis unrealized appreciation (depreciation) and cost of investment securities, including short-term investments, were as follows:

Federal tax cost of investments (including short-term investments)+

$   193,749,244

Gross tax unrealized appreciation on investments

$   164,895,537

Gross tax unrealized depreciation on investments

        (8,629,955)

Net tax unrealized appreciation

$    156,265,582

The Fund’s distributable earnings on a tax basis is determined only at the end of each fiscal year. As of December 31, 2018, the Fund’s most recent fiscal year end, the components of distributable earnings on a tax basis were as follows:

Unrealized appreciation

$ 87,924,735

Total distributable earnings

$ 87,924,735

+ The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes.

Ordinary income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from the character of net investment income or net realized gains presented in the financial statements in accordance with U.S. GAAP.

The tax character of distributions paid during the six months ended June 30, 2019 and fiscal year ended December 31, 2018 are as follows:

	6/30/2019	12/31/2018
Ordinary income	$ -	$ 1,351,537
Long-term Capital Gain	-	46,346,326
Total	$ -	$ 47,697,863

NOTE 9 - Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under section 2 (a) (9) of the Investment Company Act of 1940, as amended.  As of June 30, 2019, National Financial Services Corp., for the benefit of its customers, owned approximately 38% of the Fund.

NOTE 10 – Commitments & Contingencies

In the normal course of business, the Fund enters into contracts that contain general indemnifications to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2019 (UNAUDITED)

NOTE 11 – New Accounting Pronouncements

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

MATTHEW 25 FUND

EXPENSE EXAMPLE

JUNE 30, 2019 (UNAUDITED)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) direct costs, such as IRA fees, and transaction costs which consist of redemption fees; and (2) indirect costs, including management fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of January 1, 2019 to June 30, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.  IRAs with less than $10,000 may be charged $8 annually for IRA Custodian Fees at the discretion of the Fund's Management or Trustees.  This $8 fee is not reflected in the table below. To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are held for 365 days or less.  The redemption fee does not apply to shares purchased through reinvested distributions. The 2% redemption fee is not reflected in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as IRA fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if IRA fees were included your costs would be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2019	June 30, 2019	January 1, 2019 through June 30, 2019

Actual	$1,000.00	$1,299.09	$6.21
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.39	$5.46

* Expenses are equal to the Fund's annualized expense ratio of 1.09%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MATTHEW 25 FUND

ADDITIONAL INFORMATION

JUNE 30, 2019 (UNAUDITED)

PROXY VOTING GUIDELINES

Matthew 25 Management Corp., the Fund's Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge, upon request, by calling 1-888-M25-FUND.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov.  The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

MATTHEW 25 FUND

BOARD OF TRUSTEES

JUNE 30, 2019 (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund's Trustees. Information pertaining to the Trustees of the Fund are set forth below.  The Fund's Statement of Additional Information includes additional information about the Fund's Trustees, and is available without charge, by calling 1-888-M25-FUND.  Each Trustee may be contacted by writing to the Trustee c/o Matthew 25 Fund, 715 Twining Road, Suite 212, Dresher, PA 19025.

Name and Age	Position with Fund	Length of Time Served with the Trust	Principal Occupation During Last Five Years	Other Directorships
INDEPENDENT TRUSTEES

Philip J. Cinelli, D.O. Age 59	Trustee	Trustee since 1996	Physician in Family Practice	None
Samuel B. Clement Age 61	Trustee	Trustee since 1996	Stockbroker with Securities of America	None
Linda Guendelsberger Age 59	Trustee Secretary of Fund	Trustee since 1996	Partner Weiser Mazars, LLP Until 11/2013; Partner LG Legacy Group, LLC Since 11/2013	None
Scott Satell Age 56	Trustee	Trustee since 1996	President of SAS 66 Enterprises, LLC Since 6/2018. Manufacturer's Representative with BPI Ltd Until 6/2018.	None
INTERESTED TRUSTEES

Steven D. Buck, Esq. Age 59	Trustee	Trustee since 1996	Attorney and Shareholder with Stevens & Lee	None
Mark Mulholland Age 59	Trustee President of Fund	Trustee since 1996	President of Matthew 25 Fund President of Matthew 25 Management Corp. and registered representative with Boenning & Scattergood	None

Mr. Buck and Mr. Mulholland are Trustees of the Fund and are considered "interested persons" as defined by the Investment Company Act of 1940.  Mr. Mulholland is an interested person insofar as he is President and owner of the Fund's Investment Adviser.  Mr. Buck is an interested person as long as he or his law firm provides legal advice to the Fund for compensation.  Additionally, Mr. Buck's sister Lesley Buck is the Chief Compliance Officer of Matthew 25 Fund.

Matthew 25 Fund

Item 2. Code of Ethics  Not applicable.

Item 3. Audit Committee Financial Expert  Not applicable.

Item 4. Principal Accountant Fees and Services  Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  The registrant’s president and chief financial officer has concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b)

Internal Controls. There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(b) under the 1940 Act that occurred during the registrant’s first fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CERT.  Filed herewith.

(a)(2)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matthew 25 Fund

By /s/Mark Mulholland

     *Mark Mulholland

     President, Chief Financial Officer

Date: September 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Mark Mulholland

     *Mark Mulholland

     President, Chief Financial Officer

Date: September 3, 2019

*Print the name and title of each signing officer under his or her signature.